Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.29

SEVENTH AMENDMENT TO
PRIVATE LABEL BANKING PROGRAM AGREEMENT – [***]/[***]

This SEVENTH AMENDMENT TO THE PRIVATE LABEL BANKING PROGRAM AGREEMENT, dated as of September ___, 2018 (the “Seventh Amendment Effective Date”), is by and between T-MOBILE USA, INC., a corporation organized and existing under the laws of Delaware, with offices located at 12920 SE 38th Street, Bellevue, Washington 98006-1250 (“Company”), and CUSTOMERS BANK, a Pennsylvania state-chartered banking institution with a mailing address of 99 Bridge Street, Phoenixville, Pennsylvania 19460 (“Bank”), and amends the Agreement (as defined below) (this “Seventh Amendment”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, Bank and Company entered into that certain Private Label Banking Program Agreement, effective as of February 24, 2017, which sets forth each Party’s rights and responsibilities with respect to developing, marketing, and offering the Program (the “Agreement”);

WHEREAS, Bank and Company entered into that certain First Amendment to the Agreement, dated as of September 30, 2017, that certain Second Amendment to the Agreement, dated as of September 30, 2017, that certain Third Amendment to the Agreement, dated as of December 21, 2017, and that certain Fourth Amendment to the Agreement, dated as of [pending signature], that certain Fifth Amendment to the Agreement, dated as of August 16, 2018, and that certain Sixth Amendment to the Agreement, dated as of [pending signature], in each case, to amend certain terms and conditions of the Agreement; and

WHEREAS, Bank and Company desire to enter into this Seventh Amendment to the Agreement to further amend the Agreement and to set forth additional terms and conditions to govern the Program.

NOW, THEREFORE, in consideration of the promises, covenants, and agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1    AMENDMENTS TO THE AGREEMENT

1.1	Exhibit F to the Agreement is hereby further amended by adding, at the end thereof, the table attached hereto as Attachment A.

1.1.1 Company agrees to pay Bank [***] for work already performed for this Amendment, [***] completed between January 2018 and August 10th, 2018. A detailed fee schedule is attached hereto as

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Attachment A. The payment for all work completed is due in accordance with invoicing procedures in Section 9.4 of the Agreement.

IN WITNESS WHEREOF, this Seventh Amendment is executed by the Parties’ authorized officers or representatives and shall be effective as of the date first above-written.

T-MOBILE USA, INC. (COMPANY)		CUSTOMERS BANK (CUBI)
By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]
Date:	9/28/2018	Date:	09/21/2018

DocuSigned by:
T-Mobile Legal Approval By:
/s/ [***]

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

ATTACHMENT A TO THE SEVENTH AMENDMENT

FEES FOR [***]

Team	Named Resource	Role	Total Hours	Hourly Rate	T&M Fees
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
TOTAL FEES $			[***]	[***]	[***]

[***] COSTS ($)					[***]

TOTAL PRICE TO [***]					[***]